Prospectus Supplement                                  44120 6/98
dated June 10, 1998 to:
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Putnam Diversified Income Trust (the "fund")
Prospectuses dated January 30, 1998

The first paragraph under the heading "International Sector" is replaced with the following:

The fund will invest the assets allocated to the International
Sector in debt obligations and other fixed-income securities, primarily those of non-U.S. issuers. These securities include:

* debt obligations issued or guaranteed by foreign, national, provincial, state or other governments with taxing authority, or by their agencies or instrumentalities;

* debt obligations of supranational entities (described below);
and

* debt obligations and other fixed-income securities of foreign corporate issuers and similar non-U.S. dollar denominated securities of U.S. corporate issuers.